Calvert

Investments that make a difference (registered trademark)

March 31, 2003

Semi-Annual Report

Calvert New Vision Small Cap Fund

Table of Contents

President's Letter

2

Social Update

4

Portfolio Manager Remarks

5

Statement of Net Assets

8

Statement of Operations

12

Statements of Changes in Net Assets

13

Notes to Financial Statements

15

Financial Highlights

19

Explanation of Financial Tables

23

Dear Shareholders:

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert's support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future. It is important for shareholders, and the financial advisors who assist them, to take a long-term view of the markets and their investment strategies. The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Social

Update

Shareholder Activism

Calvert continues its success in working with our companies through shareholder activism on behalf of our various funds to push for the high standards that we, as investors, want. We filed shareholder resolutions with two pharmaceutical giants about disclosing their work around human clinical trials in developing countries. We are pleased to announce that we were able to withdraw both resolutions, as these companies agreed to be more forthcoming around their ethical codes when conducting such trials.

Progress on Electronic Waste

Last year, Calvert announced an initiative to encourage the six major US computer companies to develop recycling and product recovery goals for the 500 million computers people will discard over the next ten years. We are pleased that Dell is the first major company to commit to setting global performance goals -- and especially that Michael Dell himself is arranging a visit with Calvert to continue the dialogue.

Board Diversity

New stock exchange rules have created an opportunity to further Calvert's agenda of more diversity in board governance. Calvert is the first investor to propose model language requiring nominating and corporate governance committees to set criteria that assure diversity among their boards of directors. We sent over 600 letters and filed nine shareholder resolutions on this issue. Molex Corporation, with whom we filed a resolution, recently announced the appointment of its first woman board member.

Calvert Still a Great Place to Work!

We're pleased to report that Calvert recently received the Great Place to Work award of the State of Maryland.

Calvert New Vision Small Cap Fund Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	(5.48%)	(31.60%)
Class B	(5.89%)	(32.35%)
Class C	(5.78%)	(32.22%)
Russell 2000 Index TR	1.39%	(26.96%)
Lipper Small-Cap Core Funds Avg.	(0.13%)	(25.86%)

Ten Largest Stock Holdings

% of Net Assets
Barra, Inc.	4.3%
Viad Corp.	4.0%
Cognex Corp.	4.0%
Rayovac Corp.	3.5%
Ruby Tuesday, Inc.	3.5%
Plantronics, Inc.	3.4%
Interactive Data Corp.	3.4%
Tech Data Corp.	3.2%
Ceridian Corp.	3.2%
Corn Products Int'l, Inc.	3.1%
Total	35.6%

Asset Allocation

Stocks	87%
Bonds & Notes	3%
Cash & Cash Equivalents	10%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

James Awad

of AWAD asset management

We welcome shareholders of the former Calvert Social Investment Fund Technology Portfolio, which was merged into our Fund  on January 30, 2003.

Performance

From September 30, 2002 through March 31, 2003, the Calvert New Vision Fund's Class A Shares returned -5.48% versus 1.39% for the Russell 2000, the Fund's benchmark.

During the period, our companies by and large performed well, yet many of the stocks were under pressure. To the extent that the Fund has underperformed yet the companies performed well, the portfolio represents value.

For example, the stock of Startek, which provides e-commerce infrastructure and services to companies that sell products over the Internet, was off 17.2% for one quarter during the period, yet the company beat street estimates on earnings. Through 2002, Startek delivered more than 13% top-line growth while expanding margins that led to EPS growth of close to 30%. For 2003, the company is expected to deliver 7%-10% revenue growth and 15%-20% EPS growth.

It was a frustrating market climate

This was a frustrating period for us. First, from October 10 through November 30, 2002, the markets experienced a speculative rally. During this period, stocks of companies with no earnings and those with high price/earnings ratios did well, while the stocks of companies with lower P/E ratios underperformed. Our types of issues were undervalued and therefore underperformed in this environment.

Over the balance of the period, we saw further stock-price weakness, fear, and indiscriminate selling. While there were occasional rallies, they again favored more speculative choices, so rational work and decisions added no value.

A sound strategy, with disappointing results

We continue to believe in a growth-at-a-reasonable price investment philosophy that emphasizes companies with strong fundamentals -- companies whose true value has not been fully recognized by other investment managers. Through the six-month period, we hewed to our habit of extensive research and careful execution, yet the portfolio underperformed.

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(34.85%)
Five year	(3.34%)
Since inception	(1.47%)
(1/31/97)

Class B Shares
One year	(35.73%)
Since inception	(3.60%)
(4/1/98)

Class C Shares
One year	(32.90%)
Five year	(3.22%)
Since inception	(1.44%)
(1/31/97)

Class I Shares*

*Class I has been liquidated. Shares are still available for public sale and operations will resume upon shareholder investment.

New subadvisor assumed management of the Fund effective October 1997.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

In 1999, when stocks were providing unsustainable returns, caution was needed. Today, a little long-term greed is in order. Money is made by those with foresight, steadfastness, and the ability to make sound long-term investment decisions. Remember that we lived through a situation like this in the mid-1970s and our society got through it. Those who bought the right stocks at the right prices made money -- even though the economy was in far worse shape at that time than it is now.

Look to the longer term

Over the longer term, the markets are rational. As a result, we expect our stocks to return to fair value.

One can and should buy stocks of long-term growing companies with excellent balance sheets below book value or at very modest valuations. Buying the stocks of such companies now should provide returns noticeably higher than those provided by cash or bonds over the next several years.

If there is consolation in experience, take heart. I have been doing this for 34 years, and this is as tough as it gets. The portfolio is positioned to do well and we expect our stocks to return to fair value, which we hope would lead to some strong performance by the Calvert New Vision Small Cap Fund.

May 2003

Statement of Net Assets

March 31, 2003

Equity Securities - 86.9%	Shares	Value
Agricultural Products - 3.1%
Corn Products International, Inc.	149,000	$4,344,840

Banks - Regional - 4.9%
Capital Crossing Bank*	116,300	3,284,312
North Fork Bancorp., Inc.	124,000	3,651,800
		6,936,112

Communications Equipment - 5.8%
CommScope, Inc.*	446,500	3,348,750
Plantronics, Inc.*	332,500	4,857,825
		8,206,575

Computers - Software & Services - 6.7%
Barra, Inc.*	205,000	6,086,450
Jack Henry & Associates	310,500	3,288,195
		9,374,645

Electrical Equipment - 3.5%
Rayovac Corp.*	460,100	4,992,085

Equipment - Semiconductors - 2.3%
Axcelis Technologies, Inc.*	673,000	3,183,290

Healthcare - Drug - Major Pharmaceutical - 0.6%
KV Pharmaceutical Co.*	50,500	914,050

Healthcare - Medical Products & Supplies - 2.4%
Angeion Corp.*	161,866	139,610
Sola International, Inc.*	258,000	3,188,880
		3,328,490

Healthcare - Special Services - 1.4%
Hooper Holmes, Inc.	392,000	1,960,000

Insurance - Life & Health - 0.5%
Presidential Life Corp.	110,500	695,045

Investment Banking / Brokerage - 3.4%
Interactive Data Corp.*	343,500	4,812,435

Investment Management - 1.4%
Investors Financial Services Corp.	81,800	1,991,830

Machinery - Diversified - 2.8%
Kaydon Corp	213,000	4,008,660

Manufacturing - Diversified - 2.8%
Spartech Corp.	202,400	3,914,416

Manufacturing - Specialized - 4.0%
Cognex Corp.*	263,300	$5,574,061

Office Equipment & Supplies - 0.4%
Optimal Robotics Corp.*	96,600	556,416

Photography / Imaging - 1.8%
Concord Camera Corp.*	520,000	2,605,200

Publishing - 2.6%
John Wiley & Sons, Inc., Class A	159,400	3,615,192

Railroads - 2.2%
Kansas City Southern Industries, Inc.*	275,000	3,088,250

Restaurants - 3.5%
Ruby Tuesday, Inc.	240,000	4,896,000

Retail - Computers & Electronics - 3.2%
Tech Data Corp.*	190,000	4,548,600

Retail - Department Stores - 2.8%
Stage Stores, Inc.*	187,200	3,964,896

Retail - Specialty - 5.8%
Barnes & Noble, Inc.*	195,000	3,703,050
Group 1 Automotive, Inc.*	40,000	856,000
Sonic Automotive, Inc.*	125,000	1,837,500
United Auto Group, Inc.*	150,000	1,762,500
		8,159,050

Services - Commercial & Consumer - 15.6%
NCO Group, Inc*	272,886	3,956,847
Pittston Brink's Group	190,000	2,633,400
Source Corp.*	270,500	3,789,705
Startek, Inc.*	156,550	3,577,167
TeleTech Holdings, Inc. *	436,000	2,367,480
Viad Corp.	263,400	5,647,296
		21,971,895

Services - Data Processing - 3.2%
Ceridian Corp.*	325,000	4,543,500

Services - Employment - 0.2%
Hall, Kinion & Associates, Inc.*	152,500	225,700

Total Equity Securities (Cost $144,406,248)		122,411,233

	Principal
Certificate of Deposit - 0.1%	Amount	Value
ShoreBank & Trust Co., 1.31%, 2/09/04 **#	$100,000	$ 99,890

Total Certificate of Deposit (Cost $100,000)		99,890

High Social Impact Investments - 0.7%
Calvert Foundation Community Investment Note, 2.50%, 7/01/05 #+	950,000	943,246

Total High Social Impact Investments (Cost $950,000)		943,246

Taxable Variable Rate Demand Notes - 2.5%
Alaska Housing Finance Corp., 1.30%, 12/01/32	3,590,000	3,590,000

Total Taxable Variable Rate Demand Notes
(Cost $3,590,000)		3,590,000

U.S. Government Agencies
and Instrumentalities - 7.8%
Fannie Mae Discount Notes, 1.30%, 4/01/03	11,000,000	11,000,000

Total U.S. Government Agencies
and Instrumentalities (Cost $11,000,000)		11,000,000

Total Investments (Cost $160,046,248) - 98.0%		138,044,369
Other assets and liabilities, net - 2.0%		2,850,226
Net Assets - 100%		$140,894,595

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value authorized:
Class A: 8,954,251 shares outstanding	$147,584,612
Class B: 1,092,914 shares outstanding	17,135,965
Class C: 1,121,457 shares outstanding	17,587,233
Class I: 0 shares outstanding	0
Distributions in excess of net investment income	(836,190)
Accumulated net realized gain (loss) on investments	(18,575,146)
Net unrealized appreciation (depreciation) on investments	(22,001,879)

Net Assets	$140,894,595

Net Asset Value Per Share
Class A (based on net assets of $114,113,552)	$12.74
Class B (based on net assets of $13,181,671)	$12.06
Class C (based on net assets of $13,599,372)	$12.13

*   Non income producing.

**         These certificates of deposit are fully insured by agencies of the federal government.

#          This security was valued by the Board of Trustees, see Note A.

+          Restricted securities represent 0.7% of net assets of the Fund.

See notes to financial statements.

Statement of Operations

Six Months ended March 31, 2003

Net Investment Income
Investment Income:
Dividend income	$447,411
Interest income	100,508
Total investment income	547,919

Expenses:
Investment advisory fee	531,250
Transfer agency fees and expenses	290,740
Distribution Plan expenses:
Class A	143,183
Class B	65,327
Class C	69,864
Trustees' fees and expenses	4,875
Administrative fees	177,022
Accounting fees	28,815
Custodian fees	16,721
Registration fees	12,975
Reports to shareholders	50,343
Professional fees	5,735
Miscellaneous	6,464
Total expenses	1,403,314
Reimbursement from Advisor:
Class I	(68)
Fees waived	(14,554)
Fees paid indirectly	(4,695)
Net expenses	1,383,997

Net Investment Income (Loss)	(836,078)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(10,553,300)
Change in unrealized appreciation or (depreciation)	2,740,121

Net Realized and Unrealized Gain
(Loss) on Investments	(7,813,179)

Increase (Decrease) in Net Assets
Resulting From Operations	($8,649,257)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($836,078)	$1,339,792
Net realized gain (loss)	(10,553,300)	(4,206,845)
Change in unrealized appreciation or (depreciation)	2,740,121	(21,164,695)

Increase (Decrease) in Net Assets
Resulting From Operations	(8,649,257)	(24,031,748)

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,084,617)	--
Class B Shares	(122,959)	--
Class C Shares	(132,328)	--
Class I Shares	--	--
Net realized gain:
Class A Shares	(45,780)	(2,158,089)
Class B Shares	(5,438)	(175,100)
Class C Shares	(5,880)	(226,389)
Class I Shares	--	--
Total distributions	(1,397,002)	(2,559,578)

Capital share transactions:
Shares sold:
Class A Shares	27,709,955	92,837,638
Class B Shares	2,755,074	8,998,794
Class C Shares	2,460,937	9,257,440
Class I Shares	--	--
Shares issued from merger:
Class A Shares	1,572,251	--
Class B Shares	351,028	--
Class C Shares	163,491	--
Class I Shares	370,734	--
Reinvestment of distributions:
Class A Shares	1,045,991	2,037,707
Class B Shares	111,005	152,389
Class C Shares	117,695	204,723
Class I Shares	--	20
Shares redeemed:
Class A Shares	(17,428,929)	(49,285,140)
Class B Shares	(927,103)	(1,216,685)
Class C Shares	(1,371,393)	(1,994,658)
Class I Shares	(334,579)	(969)
Total capital share transactions	16,596,157	60,991,259

Total Increase (Decrease) in Net Assets	6,549,898	34,399,933

Net Assets
Beginning of period	134,344,697	99,944,764
End of period (including undistributed (distributions in excess of)
net investment income of ($836,190) and $1,339,792, respectively)	$140,894,595	$134,344,697

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	2,006,653	5,338,139
Class B Shares	211,672	547,108
Class C Shares	186,861	561,154
Class I Shares	--	--
Shares issued from merger:
Class A Shares	118,660	--
Class B Shares	27,948	--
Class C Shares	12,954	--
Class I Shares	27,975	--
Reinvestment of distributions:
Class A Shares	75,531	118,124
Class B Shares	8,449	9,213
Class C Shares	8,910	12,333
Class I Shares	--	1
Shares redeemed:
Class A Shares	(1,271,986)	(2,953,115)
Class B Shares	(73,008)	(75,949)
Class C Shares	(107,029)	(125,365)
Class I Shares	(27,975)	(55)
Total capital share activity	1,205,615	3,431,588

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Class I has been liquidated. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On January 30, 2003, the net assets of the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund.  The merger was accomplished by a tax-free exchange of 118,660 Class A, 27,948 Class B, 12,954 Class C, and 27,975 Class I shares of the New Vision Small Cap Fund (valued at $1,572,251, $351,028, $163,491, and $370,734 respectively) for 575,493 Class A, 131,436 Class B, 60,921 Class C, and 133,333 Class I shares of the Technology Fund outstanding at January 30, 2003.  The Technology Fund's net assets as of January 30, 2003 including $21,565 of unrealized appreciation and $36,057 of net realized gain were combined with those of the New Vision Small Cap Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2003, $1,043,136, or 0.7% of net assets, were valued in good faith by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $153,301 was payable at period end.

The Advisor contractually reimbursed the Fund's Class I shares for expenses of $68 for the six months ended March 31, 2003. Effective February 1, 2003, the contractual expense cap became .92% for Class I.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $27,299 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $46,253 was payable at period end.

The Distributor received $35,821 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $61,887 for the six months ended March 31, 2003. Under the terms of the agreement, $10,642 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $45,065,080 and $41,167,000, respectively.

The cost of investments owned at March 31, 2003 for federal income tax purposes was $161,014,524. Net unrealized depreciation aggregated $22,970,155, of which $11,368,939 related to appreciated securities and $34,339,094 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2003. For the six months ended March 31, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$65,689	1.88%	$1,169,559	December 2002

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$13.61	$15.39	$18.43
Income from investment operations
Net investment income (loss)	(.07)	.19	(.11)
Net realized and unrealized gain (loss)	(.66)	(1.60)	(1.51)
Total from investment operations	(.73)	(1.41)	(1.62)
Distributions from
Net investment income	(.13)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.14)	(.37)	(1.42)
Total increase (decrease) in net asset value	(.87)	(1.78)	(3.04)
Net asset value, ending	$12.74	$13.61	$15.39
Total return*	(5.48%)	(9.65%)	(8.99%)
Ratios to average net assets:
Net investment income (loss)	(1.00%) (a)	1.11%	(.66%)
Total expenses	1.80% (a)	1.70%	1.76%
Expenses before offsets	1.78% (a)	1.70%	1.72%
Net expenses	1.78% (a)	1.70%	1.63%
Portfolio turnover	32%	41%	66%
Net assets, ending (in thousands)	$114,114	$109,207	$84,979

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$13.49	$12.04	$15.65
Income from investment operations
Net investment income (loss)	(.13)	(.05)	(.02)
Net realized and unrealized gain (loss)	5.07	1.50	(3.55)
Total from investment operations	4.94	1.45	(3.57)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.94	1.45	(3.61)
Net asset value, ending	$18.43	$13.49	$12.04
Total return*	36.62%	12.04%	(22.86%)
Ratios to average net assets:
Net investment income (loss)	(.82%)	(.39%)	(.17%)
Total expenses	1.79%	1.96%	1.88%
Expenses before offsets	1.76%	1.93%	1.82%
Net expenses	1.50%	1.66%	1.71%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$79,641	$52,961	$61,765

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$12.94	$14.80	$17.96
Income from investment operations
Net investment income (loss)	(.11)	.03	(.27)
Net realized and unrealized gain (loss)	(.64)	(1.52)	(1.47)
Total from investment operations	(.75)	(1.49)	(1.74)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	(.88)	(1.86)	(3.16)
Net asset value, ending	$12.06	$12.94	$14.80

Total return*	(5.89%)	(10.59%)	(9.96%)
Ratios to average net assets:
Net investment income (loss)	(2.01%) (a)	.18%	(1.74%)
Total expenses	2.81% (a)	2.76%	2.87%
Expenses before offsets	2.79% (a)	2.76%	2.82%
Net expenses	2.78% (a)	2.76%	2.71%
Portfolio turnover	32%	41%	66%
Net assets, ending (in thousands)	$13,182	$11,878	$6,477

                                    Periods Ended

                        September 30,          September 30,          September 30,

Class B Shares                     2000   1999   1998**

Net asset value, beginning               $13.29            $12.01            $16.18

Income from investment operations

Net investment income (loss)                      (.30)    (.15)    (.05)

Net realized and unrealized gain (loss)                  4.97    1.43    (4.12)

Total from investment operations                4.67    1.28    (4.17)

Total increase (decrease) in net asset value                     4.67    1.28    (4.17)

Net asset value, ending                    $17.96            $13.29            $12.01

Total return*               35.14%           10.66%           (25.77%)

Ratios to average net assets:

Net investment income (loss)                      (1.86%)          (1.68%)          (1.39%) (a)

Total expenses                      2.97% 3.87% 7.68% (a)

Expenses before offsets                  2.94% 3.33% 3.40% (a)

Net expenses                        2.52% 2.93% 2.99% (a)

Portfolio turnover                   113%  68%    68%

Net assets, ending (in thousands)               $4,484            $1,504            $523

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$13.00	$14.85	$17.99
Income from investment operations
Net investment income (loss)	(.11)	.04	(.24)
Net realized and unrealized gain (loss)	(.63)	(1.52)	(1.48)
Total from investment operations	(.74)	(1.48)	(1.72)
Distributions from
Net investment income	(.12)	--	--
Net realized gain	(.01)	(.37)	(1.42)
Total distributions	(.13)	(.37)	(1.42)
Total increase (decrease) in net asset value	(.87)	(1.85)	(3.14)
Net asset value, ending	$12.13	$13.00	$14.85

Total return*	(5.78%)	(10.49%)	(9.83%)
Ratios to average net assets:
Net investment income (loss)	(1.88%) (a)	0.27%	(1.56%)
Total expenses	2.68% (a)	2.60%	2.69%
Expenses before offsets	2.65% (a)	2.60%	2.65%
Net expenses	2.65% (a)	2.59%	2.54%
Portfolio turnover	32%	41%	66%
Net assets, ending (in thousands)	$13,599	$13,260	$8,489

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$13.27	$11.95	$15.62
Income from investment operations
Net investment income (loss)	(.26)	(.22)	(.15)
Net realized and unrealized gain (loss)	4.98	1.54	(3.48)
Total from investment operations	4.72	1.32	(3.63)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.72	1.32	(3.67)
Net asset value, ending	$17.99	$13.27	$11.95

Total return*	35.57%	11.05%	(23.31%)
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.27%)	(1.15%)
Total expenses	2.68%	2.87%	2.94%
Expenses before offsets	2.65%	2.84%	2.78%
Net expenses	2.33%	2.53%	2.64%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$8,799	$6,215	$7,097

Financial Highlights

		Periods Ended
	March 12,	January 18,	September 30,
Class I Shares	2003+	2002+	2001
Net asset value, beginning	$13.25	$15.76	$18.77
Income from investment operations
Net investment income (loss)	**	(.02)	.04
Net realized and unrealized gain (loss)	(1.29)	2.16	(1.63)
Total from investment operations	(1.29)	2.14	(1.59)
Distributions from
Net realized gain	--	(.37)	(1.42)
Total distributions	--	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.29)	1.77	(3.01)
Net asset value, ending	$11.96	$17.53	$15.76

Total return*	(9.74%)	13.58%	(8.65%)
Ratios to average net assets:
Net investment income (loss)	(.31%) (a)	(.35%) (a)	.25%
Total expenses	1.12% (a)	1,179.31% (a)	64.09%
Expenses before offsets	.93% (a)	.70% (a)	3.71%
Net expenses	.92% (a)	.70% (a)	.82%
Portfolio turnover	9%	11%	66%
Net assets, ending (in thousands)	$0	$0	$1

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999****
Net asset value, beginning	$13.57	$12.20
Income from investment operations
Net investment income (loss)	(.03)	.03
Net realized and unrealized gain (loss)	5.23	1.34
Total from investment operations	5.20	1.37
Distributions from
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	5.20	1.37
Net asset value, ending	$18.77	$13.57

Total return*	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	(.14%)	.36% (a)
Total expenses	1.64%	1.87% (a)
Expenses before offsets	.98%	.93% (a)
Net expenses	.82%	.82% (a)
Portfolio turnover	113%	68%
Net assets, ending (in thousands)	$46	$1,314

(a)       Annualized

*           Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**         Less than 0.005 per share.

**         From April 1, 1998 inception.

****      From March 1, 1999 inception.

+          Class I was liquidated on January 18, 2002. Operations resumed on January 30, 2003 when the Calvert Social Investment     Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund (See Note A). Class I was liquidated again on        March 12, 2003. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert New Vision Small Cap Fund

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Calvert Group

c/o NFDS

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Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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